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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1993


     Date of Report (Date of earliest event reported):    November 20, 2000

                            ________________________


                          SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Virginia                    000-23847           54-1873994
(State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)      Identification No.)

                            ________________________

                             25253 Lankford Highway
                             Onley, Virginia 23418
          (Address of principal executive offices, including zip code)
                            ________________________


      Registrant's telephone number, including area code:  (757) 787-1335
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Item 5.  Other Events

     On November 14, 2000, the Company's Board of Directors authorized the repurchase of up to 90,000 shares of its outstanding common stock during the next twelve months. The Company will repurchase for cash its shares on the open market or in privately negotiated transactions, from time to time, subject to market conditions.

     A copy of the press release issued by the Company is filed as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

     Exhibit 99.1 - Press Release issued by the Company
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SHORE FINANCIAL CORPORATION


                                    By:   /s/  Steven M. Belote
                                         ---------------------
                                               Steven M. Belote
                                               Vice President and Secretary


November 20, 2000